UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):      February 22, 2006
World Air Holdings, Inc .

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	20-2121036

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)
(770) 632-8002

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 2.02 Results of Operations and Financial Condition.
On February 21, 2006, World Air Holdings, Inc., a Delaware corporation (the “Registrant”), issued a press release reporting its financial results and highlights for the quarter ended September 30, 2005 and its restated financial results for the quarter ended June 30, 2005 (the “Earnings Press Release”). The full text of the Registrant’s Earnings Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language to such filing, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     Exhibit 99.1 Press Release dated February 21, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: February 22, 2006

WORLD AIR HOLDINGS, INC.

By:	/s/ Virginia G. Clark

Name: Virginia G. Clark
Title: Interim Chief Financial Officer